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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):               July 8, 2005



                             ValueVision Media, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Minnesota                      0-20243                    41-1673770
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


   6740 Shady Oak Road, Eden Prairie,
                Minnesota                                       55344-3433
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (952) 943-6000

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 8, 2005, GE Capital Equity Investments Inc. ("GE Equity") entered into certain Stock Purchase and Registration Agreements (the "Agreements") with Janus Investor Fund, Caxton International Limited, Magnetar Investment Management, LLC, RCG Ambrose Master Fund, Ltd., RCG Halifax Fund, Ltd., Ramius Securities, LLC, Starboard Value and Opportunity Fund, LLC, Parche, LLC and Ramius Master Fund, Ltd. (collectively, the "Purchasers"), pursuant to which GE Equity agreed to sell to the Purchasers, subject to certain conditions, an aggregate of 2,604,932 shares of our common stock, at $11.00 per share, in privately negotiated transactions. We are also a party to the Agreements for purposes of providing certain registration rights to the Purchasers. The Agreements require us to prepare and file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") with respect to the shares of our common stock acquired from GE Equity under the Agreements as soon as practicable but in no event more than twenty-one (21) business days after the date of the Agreements to register resales of the acquired shares by the Purchasers. In the Agreements, we agreed to use commercially reasonable efforts to cause the Registration Statement to be declared effective as promptly as possible after filing and to remain effective, subject to certain exceptions, until the earlier of (i) two years after the date that the Registration Statement is declared effective by the SEC, (ii) the date on which the Purchasers have sold all the shares covered by the Registration Statement, and
(iii) the date on which the Purchasers may resell all the shares covered by the Registration Statement under Rule 144(k) under the Securities Act of 1933, as amended (the "Securities Act"). The Agreements also provide that we and the Purchasers will indemnify each other and each other's respective directors, officers, agents, employees and controlling persons and the directors, officers, agents and employees of such controlling persons from and against specific liabilities relating to, or arising out of, the Registration Statement, including liabilities under the Securities Act, or will be entitled to contribution in connection with those liabilities. In addition, we intend to include in the Registration Statement 2,000,000 shares of our common stock owned by Delta Onshore, LP, Delta Institutional, LP, Delta Pleiades, LP and Delta Offshore Ltd. (collectively, the "Delta Entities"), acquired pursuant to a Stock Purchase Agreement dated February 9, 2005 between GE Equity and the Delta Entities. Pursuant to that stock purchase agreement, each of the Delta Entities is entitled to the registration rights set forth in the Registration Rights Agreement dated April 15, 1999 between us, GE Equity and National Broadcasting Company, Inc., except that the Delta Entities are entitled to one demand registration. The Delta Entities have exercised that demand and we intend to satisfy our obligation by including the Delta Entities' shares in the Registration Statement. We are a party to certain strategic agreements with GE Equity and its affiliates. See "Certain Transactions - Strategic Alliance with GE Commercial Finance - Equity and NBC" in our Annual Report on Form 10-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ValueVision Media, Inc.


July 14, 2005                                  By: /s/ Frank Elsenbast
                                                   -----------------------------
                                                   Name: Frank Elsenbast
                                                   Title: Vice President Finance
                                                   and Chief Financial Officer